================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 9, 2006

                                    HEI, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Minnesota                        0-10078                 41-0944876
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota            55386
--------------------------------------------------------          ----------
      (Address of principal executive offices)                    (Zip Code)

       (Registrant's telephone number, including area code) (952) 443-2500

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         In accordance with HEI, Inc.'s ("the Company') existing policy on Director Fees, Mr. Thomas Leahy, as a new director, will receive an award of 6,000 restricted shares ("Performance Shares"). The form of such award has been previously filed with the Securities and Exchange Commission. In addition Mr. Leahy will receive remuneration for service on the Board of Directors in accordance with the Board's existing policy on Director Fees.

         In connection with Mr. Dennis J. Leisz's resignation from the Company's Board of Directors, the Board approved of the acceleration of vesting on 32,500 stock options granted February 5, 2003, March 19, 2003, January 14, 2004, February 11, 2004 and March 2, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        (b) Mr. Dennis J. Leisz voluntarily resigned as director of the Company effective February 9, 2006. Mr. Leisz's resignation did not involve a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

        (d) On February 10, 2006, the Board of Directors elected Mr. Thomas Leahy as a Class II Director of the Company to serve until the 2007 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Leahy will act as Chairman of the Board of Directors and will also serve on the Compensation Committee.

        A copy of the press release announcing the resignation of Mr. Leisz and the election of Mr. Leahy is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

[The following Exhibits are filed as a part of this Report / The following Exhibits shall be deemed furnished and not filed as a part of this Report:]

Exhibit No.   Description of Exhibit
-----------   ------------------------------------------------------------------
   99.1       Press Release dated February 13, 2006, announcing the resignation of Mr. Leisz and the election of Mr. Leahy as a Class II Director.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HEI, Inc.

Date: February 13, 2006
                                                    By   /s/ Timothy Clayton
                                                         -----------------------
                                                         Timothy Clayton
                                                    Its: Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Press Release dated February 13, 2006, announcing the resignation of Mr. Leisz and the election of Mr. Leahy as a Class II Director.

                                        4